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                                                                  EXHIBIT 10.40

                                 NON-NEGOTIABLE

                         SECOND PAYMENT PROMISSORY NOTE

U.S. $1,350,000.00                                         December 31, 1996

         FOR VALUE RECEIVED, each of the undersigned, jointly and severally (each individually called a "Maker" and collectively called the "Makers"), hereby unconditionally promises to pay to the order of O/E LEARNING, INC., a Michigan corporation ("Seller"), or assigns ("Holder"), at 3290 West Big Beaver, Suite 128, Troy, Michigan 48084, or at such other place or to such other party as Holder may from time to time designate in writing, the principal sum of One Million Three Hundred Fifty Thousand and 00/100 Dollars (U.S. $1,350,000.00) in lawful currency of the United States.

         This Note evidences a payment to be made to the Holder pursuant to the Asset Purchase Agreement among Seller, Educational Medical, Inc. and HBC Acquisition Corp., dated December 12, 1996, and providing for the purchase by HBC Acquisition Corp. of certain assets of Seller (the "Agreement"). The terms of the Agreement are incorporated into this Note, and this Note is the Second Payment Promissory Note referred to in the Agreement, representing a portion of the purchase price of the School Related Assets as defined in the Agreement.

         The principal amount of this Note will be due (1) as provided in
Section 1(e) of the Agreement, or (2) September 30, 1997 (the earlier of the dates referred to in the preceding two clauses is called the "Maturity Date"). All amounts owing pursuant to this Note and not paid upon the Maturity Date shall bear interest at the highest rate of interest permitted by law until paid.

         Maker for itself, its legal representatives, successors and assigns, waives presentment for payment, demand, notice of dishonor or non-payment, notice of default, notice of protest, and protest of this Note, and waives any right to be released by reason of any extension of time or change in terms of payment. Maker hereby consents to any number of extensions of time, and any and all renewals, waivers, and modifications of this Note or any combination of the foregoing that may be made or granted by Holder.

         Maker agrees to pay immediately upon demand all reasonable costs and expenses of Holder, including attorneys' fees, (i) if after default this Note be placed in the hands of an attorney or attorneys for collection, or (ii) if Holder finds it necessary or desirable upon default to secure the services of one or more attorneys with regard to collection of this Note against Maker, or for the protection of its rights under this Note. The term "attorneys' fees" shall include attorneys' fees at trial and




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on appeal, and shall include attorneys' fees incurred in connection with bankruptcy, conservatorship, receivership or any other proceeding.

         EACH OF HOLDER AND MAKER HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE THE RIGHT EITHER IT OR ITS SUCCESSORS OR ASSIGNS MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THE LOAN EVIDENCED BY THIS NOTE AND ANY AGREEMENTS CONTEMPLATED THEREBY TO BE EXECUTED IN CONJUNCTION THEREWITH, OR IN CONJUNCTION WITH ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE PARTIES.

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Note on the date first above written.


                                 EDUCATIONAL MEDICAL, INC.,
                                 a Delaware corporation


                                 By:  /s/ Morris C. Brown
                                    -----------------------------------
                                      Authorized Signatory


                                 HBC ACQUISITION CORP.,
                                 a Delaware corporation


                                 By:  /s/ Morris C. Brown
                                    -----------------------------------
                                      Authorized Signatory


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